Exhibit 99.1

HURON CONSULTING GROUP INC.
SEGMENT OPERATING RESULTS AND OTHER OPERATING DATA
(Unaudited)

Huron Consulting Group Inc. (the "Company") is posting this supplementary financial information on its website for the first and second quarter 2017, six months ended June 30, 2017, quarterly and annual 2016, and annual 2015 segment and consolidated operating results and other operating data to reflect the second quarter 2017 reorganization of the Company’s internal financial reporting structure. The Company reorganized its internal financial reporting structure by moving the Life Sciences practice from the Education and Life Sciences segment to the Business Advisory segment. The remaining Education and Life Sciences segment is now referred to as the Education segment. The Company will continue to operate under three reportable segments: Healthcare, Education, and Business Advisory.
The revised presentation does not have any effect on the Company’s previously reported consolidated statements of earnings and other comprehensive income, balance sheets, stockholders' equity, or cash flows.

HURON CONSULTING GROUP INC.
SEGMENT OPERATING RESULTS AND OTHER OPERATING DATA
(Unaudited)

Segment and Consolidated Operating Results (in thousands):	Year Ended	Quarter Ended				Year Ended	Quarter Ended		Six Months Ended
	Dec. 31, 2015	Mar. 31, 2016	Jun. 30, 2016	Sept. 30, 2016	Dec. 31, 2016	Dec. 31, 2016	Mar. 31, 2017	Jun. 30, 2017	Jun. 30, 2017
Healthcare:
Revenues	$446,887	$114,018	$106,088	$103,425	$101,381	$424,912	$98,452	$83,227	$181,679
Operating income	$169,560	$39,006	$41,399	$38,824	$28,674	$147,903	$34,150	$23,652	$57,802
Segment operating income as a percentage of segment revenues	37.9%	34.2%	39.0%	37.5%	28.3%	34.8%	34.7%	28.4%	31.8%
Education:
Revenues	$134,009	$35,873	$37,322	$38,621	$38,001	$149,817	$42,281	$43,926	$86,207
Operating income	$32,246	$9,096	$11,482	$10,896	$6,836	$38,310	$11,515	$12,495	$24,010
Segment operating income as a percentage of segment revenues	24.1%	25.4%	30.8%	28.2%	18.0%	25.6%	27.2%	28.4%	27.9%
Business Advisory:
Revenues	$116,892	$30,598	$40,849	$41,354	$38,742	$151,543	$48,116	$54,265	$102,381
Operating income	$31,233	$3,811	$10,856	$8,608	$6,107	$29,382	$9,866	$12,192	$22,058
Segment operating income as a percentage of segment revenues	26.7%	12.5%	26.6%	20.8%	15.8%	19.4%	20.5%	22.5%	21.5%
All Other:
Revenues	$1,222	$—	$—	$—	$—	$—	$—	$—	$—
Operating income	$(1,718)	$—	$—	$—	$—	$—	$—	$—	$—
Segment operating income as a percentage of segment revenues	N/M	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Company:
Revenues	$699,010	$180,489	$184,259	$183,400	$178,124	$726,272	$188,849	$181,418	$370,267
Reimbursable expenses	70,013	16,561	18,982	19,093	17,076	71,712	16,950	20,930	37,880
Total revenues and reimbursable expenses	$769,023	$197,050	$203,241	$202,493	$195,200	$797,984	$205,799	$202,348	$408,147

Segment operating income	$231,321	$51,913	$63,737	$58,328	$41,617	$215,595	$55,531	$48,339	$103,870
Items not allocated at the segment level:
Other operating expenses	112,164	30,123	27,970	26,502	27,257	111,852	32,463	30,732	63,195

Segment and Consolidated Operating Results (in thousands):	Year Ended	Quarter Ended				Year Ended	Quarter Ended		Six Months Ended
	Dec. 31, 2015	Mar. 31, 2016	Jun. 30, 2016	Sept. 30, 2016	Dec. 31, 2016	Dec. 31, 2016	Mar. 31, 2017	Jun. 30, 2017	Jun. 30, 2017
Litigation and other gains (losses), net	(9,476)	—	—	494	(2,484)	(1,990)	—	(1,102)	(1,102)
Depreciation and amortization	25,135	7,414	7,558	8,092	8,435	31,499	8,919	9,684	18,603
Goodwill impairment charge (1)	—	—	—	—	—	—	—	209,600	209,600
Total operating income (loss)	103,498	14,376	28,209	23,240	8,409	74,234	14,149	(200,575)	(186,426)
Other expense, net	19,933	3,500	3,847	3,687	4,043	15,077	3,246	3,411	6,657
Income (loss) from continuing operations before income tax expense	$83,565	$10,876	$24,362	$19,553	$4,366	$59,157	$10,903	$(203,986)	$(193,083)
HURON CONSULTING GROUP INC.
SEGMENT OPERATING RESULTS AND OTHER OPERATING DATA
(Unaudited)

Other Operating Data (excluding All Other):	Year Ended	Quarter Ended				Year Ended	Quarter Ended		Six Months Ended
	Dec. 31, 2015	Mar. 31, 2016	Jun. 30, 2016	Sept. 30, 2016	Dec. 31, 2016	Dec. 31, 2016	Mar. 31, 2017	Jun. 30, 2017	Jun. 30, 2017
Number of full-time billable consultants (at period end) (2):
Healthcare	1,037	1,023	952	1,010	888	888	857	750	750
Education	387	417	428	466	468	468	478	519	519
Business Advisory	397	402	516	545	547	547	680	737	737
Total	1,821	1,842	1,896	2,021	1,903	1,903	2,015	2,006	2,006
Average number of full-time billable consultants (for the period) (2):
Healthcare	1,085	1,026	1,005	984	976	998	867	807	837
Education	351	410	421	447	470	437	471	494	483

Other Operating Data (excluding All Other):	Year Ended	Quarter Ended				Year Ended	Quarter Ended		Six Months Ended
	Dec. 31, 2015	Mar. 31, 2016	Jun. 30, 2016	Sept. 30, 2016	Dec. 31, 2016	Dec. 31, 2016	Mar. 31, 2017	Jun. 30, 2017	Jun. 30, 2017
Business Advisory	334	393	472	530	552	486	627	725	675
Total	1,770	1,829	1,898	1,961	1,998	1,921	1,965	2,026	1,995
Full-time billable consultant utilization rate (3):
Healthcare	77.9%	80.5%	78.1%	77.0%	72.4%	77.1%	72.3%	77.7%	74.9%
Education	74.6%	73.3%	72.4%	68.0%	68.7%	70.6%	74.9%	75.1%	75.0%
Business Advisory	76.2%	69.9%	73.3%	73.5%	74.9%	73.1%	75.2%	72.4%	78.2%
Total	76.9%	76.6%	75.6%	73.9%	72.2%	74.6%	73.9%	75.1%	76.1%
Full-time billable consultant average billing rate per hour (4):
Healthcare	$217	$213	$211	$203	$215	$210	$228	$182	$205
Education	$216	$214	$217	$220	$225	$219	$218	$219	$218
Business Advisory	$245	$218	$228	$203	$188	$208	$199	$190	$194
Total	$222	$214	$216	$207	$209	$212	$216	$194	$204
Revenue per full-time billable consultant (in thousands):
Healthcare	$313	$82	$76	$73	$69	$300	$76	$65	$142
Education	$317	$76	$76	$72	$69	$293	$78	$80	$157
Business Advisory	$335	$75	$82	$72	$65	$293	$73	$72	$145
Total	$318	$79	$78	$72	$68	$297	$76	$71	$147

HURON CONSULTING GROUP INC.

SEGMENT OPERATING RESULTS AND OTHER OPERATING DATA
(Unaudited)

Other Operating Data (continued):	Year Ended	Quarter Ended				Year Ended	Quarter Ended		Six Months Ended
	Dec. 31, 2015	Mar. 31, 2016	Jun. 30, 2016	Sept. 30, 2016	Dec. 31, 2016	Dec. 31, 2016	Mar. 31, 2017	Jun. 30, 2017	Jun. 30, 2017
Average number of full-time equivalents (for the period) (5):
Healthcare	179	199	198	204	212	203	216	215	215
Education	39	37	36	40	41	38	40	34	37
Business Advisory	12	9	21	25	24	20	20	17	18
Total	230	245	255	269	277	261	276	266	270
Revenue per full-time equivalent (in thousands):
Healthcare	$604	$151	$148	$156	$158	$614	$150	$143	$293
Education	$587	$128	$149	$158	$137	$572	$146	$134	$281
Business Advisory (6)	$418	$105	$98	$126	$116	$453	$105	$133	$236
Total	$591	$146	$144	$154	$151	$596	$146	$141	$288

(1)
The non-cash goodwill impairment charge is not allocated at the segment level because the underlying goodwill asset is reflective of our corporate investment in the segments. We do not include the impact of goodwill impairment charges in our evaluation of segment performance.

(2)	Consists of our full-time professionals who provide consulting services and generate revenues based on the number of hours worked.

(3)
Utilization rate for our full-time billable consultants is calculated by dividing the number of hours all of our full-time billable consultants worked on client assignments during a period by the total available working hours for all of these consultants during the same period, assuming a forty-hour work week, less paid holidays and vacation days.

(4)	Average billing rate per hour for our full-time billable consultants is calculated by dividing revenues for a period by the number of hours worked on client assignments during the same period.

(5)
Consists of cultural transformation consultants within our Studer Group solution, which include coaches and their support staff, consultants who work variable schedules as needed by our clients, and full-time employees who provide software support and maintenance services to our clients.

(6)
Full year operating metrics are calculated using the appropriate full year data. As the results of operations of our acquisitions are only included in our consolidated results of operations from the date of acquisition, certain full year operating metrics cannot be calculated using a simple summation of the four individual quarters presented.

Computational Note: In some instances, individual quarters may not sum or average, as appropriate, to the respective full year amount due to rounding.

N/M - Not Meaningful
N/A - Not Applicable